UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  February 24, 2012 (February 17, 2012)

HYPERDYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-32490 (Commission File Number)	87-0400335 (IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475

Houston, Texas 77079

(Address of principal executive offices,
including zip code)

voice:  (713) 353-9400

fax:  (713) 353-9421

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07               Submission of Matters to a Vote of Security Holders.

On February 17, 2012, Hyperdynamics Corporation (the “Company”) held its 2011 annual meeting of stockholders (the “Annual Meeting”).  The proposals considered at the Annual Meeting are described in detail in the Company’s definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on January 11, 2012 (the “Proxy Statement”).  At the Annual Meeting, the Company’s stockholders voted on five proposals and approved the first, fourth, fifth, and sixth proposals, as described in the Proxy Statement before the Annual Meeting was adjourned.  To permit additional time to solicit stockholder votes for the third proposal described in the Proxy Statement, the Annual Meeting was adjourned until March 1, 2012 at 9:00 am (Houston time) and scheduled to reconvene at that time at the Company’s offices located at 12012 Wickchester Lane, Suite 475, Houston, Texas.  As of January 3, 2012, the record date, 156,816,065 shares of common stock were eligible to vote.

Proposal 1.  The Company’s stockholders elected six (6) Directors to the Company’s Board of Directors, who will serve for a term of one year until the 2012 Annual Meeting, or until his successor is duly elected and qualified or until his earlier resignation, removal from office, death or incapacity.  The Directors were re-elected pursuant to the voting results set forth below:

Name	For	Withheld	Broker Non-Votes
Ray Leonard	73,727,459	5,126,455	53,625,236
Robert A. Solberg	74,740,350	4,113,564	53,625,236
Herman Cohen	73,366,598	5,487,316	53,625,236
Hon. Lord David Owen	74,200,779	4,653,135	53,625,236
William O. Strange	75,158,855	3,695,059	53,625,236
Fred Zeidman	74,897,141	3,956,773	53,625,236

Proposal 2.  The Company’s stockholders did not approve an amendment to the Certificate of Incorporation of the Company to classify the Board of Directors into three classes with staggered terms, pursuant to the voting results set forth below:

For	Against	Abstain	Broker Non-Votes
46,482,791	32,039,195	331,929	53,625,236

Proposal 4.  The Company’s stockholders approved an amendment to the Certificate of Incorporation of the Company to increase the number of shares of its common stock, par value $0.001 per share (the “Common Stock”), authorized for issuance from 250,000,000 shares to 350,000,000 shares, pursuant to the voting results set forth below:

For	Against	Abstain	Broker Non-Votes
115,886,799	16,195,494	396,854	0

Proposal 5.  The Company’s stockholders approved an amendment to the Company’s 2010 Equity Incentive Plan to increase the number of shares of Common Stock authorized thereunder from 5,000,000 shares to 10,000,000 shares, pursuant to the voting results set forth below:

For	Against	Abstain	Broker Non-Votes
65,257,396	11,057,096	2,539,423	53,625,236

Proposal 6.  The Company’s stockholders ratified the selection of Deloitte & Touche LLP to serve as the Company’s independent auditor for the year ending June 30, 2012, pursuant to the voting results set forth below:

For	Against	Abstain	Broker Non-Votes
129,230,371	2,744,992	503,787	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date:	February 24, 2012	By:	/s/ PAUL C. REINBOLT
		Name:	Paul C. Reinbolt
		Title:	Executive Vice President and Chief Financial Officer